Income Tax (Tables)	12 Months Ended
Dec. 31, 2024
Income Tax [Abstract]
Schedule of Income Tax recorded in Income

The income tax recorded in income for the years ended December 31, 2024, 2023, and 2022, is as follows:

	2024	2023	2022
Loss before income tax	(68,706)	(244,304)	(112,430)
Income tax credit at the combined rate of 34%	23,360	83,063	38,226
Adjustments for the demonstration of the effective rate:
Non-deductible expenses	2,370	385	(34)
Presumed income tax calculation effect(i)	-	-	(200)
Unrecognized tax loss carryforwards and temporary differences(ii)	(45,123)	(97,273)	(44,790)
Deferred tax liability expenses from identifiable assets acquired of businesses	5,072	5,072	5,635
Research and development tax benefit	4,816	3,247	-
Other	2	1,948	(613)
Income tax recorded in the income for the year	(9,503)	(3,558)	(1,776)

Current tax	(13,518)	(9,751)	(5,769)
Deferred tax	4,015	6,193	3,993
Effective tax rate	13.83%	1.46%	1.58%

(i)	As described in note 3, the taxation under Brazilian Tax Law allows certain companies to calculate income taxes as a percentage of gross revenue, using the presumed income tax regime. The effect of the presumed income tax of certain subsidiaries represents the difference between the taxation based on this method and the amount that would be due based on the regular income tax rate applied to the taxable profit of the subsidiaries.

(ii)	The Company has not recorded a deferred tax asset on tax loss carryforwards and temporary differences as the Company does not expect to realize these tax benefits in the foreseeable future. Tax losses may be carried forward indefinitely, though the amount of the carryforward that can be utilized is limited to 30% of taxable income in each carryforward year. As of December 31, 2024, 2023, and 2022, the Group had total tax losses of R$249.7 million, R$124.7 million, and R$78.6 million, respectively.